UNITED FINANCIAL MORTGAGE CORP.


                                 EXHIBIT 99.1

 The following certification is provided by the undersigned Chief Executive Officer of United Financial Mortgage Corp. on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C.
 Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                                CERTIFICATION

 In connection with the Annual Report of United Financial Mortgage Corp. (the "Company") on Form 10-KSB for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on July 29, 2003 (the "Report"), I, Steve Khoshabe, Chairman and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Date: July 29, 2003      /s/ Steve Khoshabe
                          -----------------------------------------
                          Steve Khoshabe
                          President and Principal Executive Officer